Exhibit 99.1

Leaf Group Announces Preliminary Second Quarter 2020 Results

Records Highest Quarterly Revenue Growth Rate Since Q1 2011,

Highest Quarterly Revenue Since 2013

Society6 Group and Saatchi Art Group Both Post Record Quarterly Revenue and New Customers

Santa Monica, Calif., – July 2, 2020 – Leaf Group Ltd. (NYSE: LEAF), a diversified consumer internet company, today provided a financial update. Leaf Group’s second quarter 2020 revenue grew over 35% year-over-year, reflecting strong Marketplaces growth through the end of June 2020, partially offset by lower Media revenue. Leaf Group’s second quarter 2020 revenue was its highest since fiscal year 2013, driven by its strongest year-over-year revenue growth rate since the first quarter of 2011.

•	Society6 Group Gross Transaction Value (GTV) increased over 125% year-over-year in the second quarter 2020 driven by overall Direct-to-Consumer (DTC) GTV growth of over 150%, including over 170% growth in the US and over 75% growth internationally. Society6 Group experienced strong eCommerce demand across all its main categories of Wall Art, Home Décor, and Technology as well as recently-launched Masks on June 23, 2020.

•	Saatchi Art Group GTV increased over 40% year-over-year in the second quarter. This growth was driven by strength in the Saatchi Art Group online marketplace and recently-launched The Other Art Fair Online Studios, partially offset by the postponement or cancellation of five live fairs in the second quarter 2020.

•	Media revenue declined approximately 28% year-over-year in the second quarter 2020, impacted, in part, by the timing of advertising campaigns for certain of our direct advertising clients.

•	As of June 30, 2020, Leaf Group had over $25 million in cash and cash equivalents. On April 30, Leaf Group sold a library of content currently displayed on selected Hearst websites to Hearst Newspapers in exchange for $9.5 million, of which $4 million was paid at signing, and up to an additional $5.5 million will be paid upon completion of the content migration, expected to be finalized in the third quarter of 2020.

“We are very proud of the company’s record performance, particularly amidst the current macroeconomic environment,” said Sean Moriarty, CEO of Leaf Group. “We believe these results clearly demonstrate that our strategy continues to gain significant momentum. We saw the positive impact of the structural and management changes we have made really begin to take hold in the first quarter of this year – prior to the global pandemic. Now, that positive impact has been even further accelerated by what we view as a fundamental shift in consumer behavior and eCommerce, prompted in part by stay-at-home orders and the shift to remote work. We believe that these behavioral changes are here to stay – and we expect them to continue to drive sustainable growth across our properties going forward.”

Leaf Group expects to announce full second quarter financial results in the ordinary course.

About Leaf Group

Leaf Group Ltd. (NYSE: LEAF) is a diversified consumer internet company that builds enduring, digital first brands that reach passionate audiences in large and growing lifestyle categories, including Fitness & Wellness (Well+Good, Livestrong.com and MyPlate App), and Home, Art & Design (Saatchi Art, Society6 and Hunker). For more information about Leaf Group, visit www.leafgroup.com.

Cautionary Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements set forth in this press release include, among other things, statements regarding potential synergies achieved from acquisitions, the impact of strategic operational changes and the Company’s future financial performance. In addition, statements containing words such as “guidance,” “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” and “estimate” or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the Company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting Leaf Group’s operations, markets, products and services; and are based on current expectations, estimates and projections about the Company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the Company’s operating and financial results are described in Leaf Group’s annual report on Form 10-K for the fiscal year ending December 31, 2019 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 16, 2020, as such risks and uncertainties may be updated from time to time in Leaf Group’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: risks associated with political and economic instability domestically and internationally including those resulting from the COVID-19 pandemic, which have and could lead to fluctuations in the availability of credit, decreased business and consumer confidence and increased unemployment; the Company’s ability to execute its business plan to return to compliance with the continued listing criteria of the New York Stock Exchange (“NYSE”); the Company’s ability to continue to comply with applicable listing standards within the available cure period; changes by the Small Business Administration or other governmental authorities regarding the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”), the Paycheck Protection Program (“PPP”) or related administrative matters; the Company’s ability to comply with the terms of the PPP loan and the CARES Act, including to use the proceeds of the PPP loan; the Company’s ability to successfully drive and increase traffic to its marketplaces and media properties; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google, Bing and Yahoo!; the Company’s ability to attract new and repeat customers and artists to its marketplaces and successfully grow its marketplace businesses; the potential impact on advertising-based revenue from lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software, particularly on mobile devices and/or ongoing changes in ad unit formats; the Company’s dependence on various agreements with a specific business partner for a significant portion of its advertising revenue; the effects of shifting consumption of media content and online shopping from desktop to mobile devices and/or social media platforms; the Company’s history of incurring net operating losses; the Company’s ability to obtain capital when desired on favorable terms; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; the Company’s ability to effectively integrate, manage, operate and grow acquired businesses; the Company’s ability to retain key personnel; the Company’s ability to prevent any actual or perceived security breaches; the Company’s ability to expand its business internationally; the review of strategic alternatives; the Company’s ability to generate long-term value for its stockholders; and any future actions that may be taken by activist stockholders. From time to time, the Company may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. Any forward-looking statement made by the Company in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to revise or update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law, and may not provide this type of information in the future.

Investor Contacts

Shawn Milne
Investor Relations
415-264-3419
shawn.milne@leafgroup.com

Media Contacts

Sharna Daduk
VP, Communications
Sharna.daduk@leafgroup.com

John Christiansen/Matt Reid
Sard Verbinnen & Co
415-618-8750/310-201-2040
LeafGroup-SVC@sardverb.com